UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) February 8, 2021

Quotient Technology Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-36331	77-0485123
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Logue Avenue Mountain View, California 94043 (Address of principal executive offices)

(650) 605-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	QUOT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 8, 2021, Quotient Technology Inc. (the “Company”) entered into a sublease agreement (“Lease Agreement”) with sPower, LLC (formerly known as FTP Power LLC), a Delaware limited liability company, pursuant to which the Company will lease approximately 25,610 square feet of office space located at 60 Park Avenue having an assigned address of 1260 East Stringham Ave in Salt Lake City, Utah (the “Premise”). The term of the Lease commences on the earlier of  (i) the date subtenant obtains a certificate of occupancy for the Subleased Premises, or (ii) two hundred ten (210) days from the date master landlord provides its written consent to the Lease Agreement and ends May 31, 2029. The Company intends to use the Premise for its corporate headquarters.

Pursuant to the Lease Agreement, the Company will pay the following rent for the Premise:

Months During Term	Annual Rent	Monthly Rent
1st thru 7th Month	Abated	Abated
8th thru 12th Month	$350,822.33	$70,165.67
13th thru 24th Month	$863,025.40	$71,918.78
25th thru 36th Month	$884,601.04	$73,716.75
37th thru 48th Month	$906,716.06	$75,559.67
49th thru 60th Month	$929,383.96	$77,448.66
61st thru 72nd Month	$952,618.56	$79,384.88
73rd thru 84th Month	$976,434.03	$81,369.50
85th Month thru May 31, 2029	$917,441.14	$83,403.74

The aforementioned summary of the terms of the Lease Agreement does not purport to be complete and is qualified in its entirety by reference to the Lease Agreement, a copy of which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition

On February 10, 2021, the Company issued a press release regarding its financial results for the fourth quarter and full year ended December 31, 2020. A copy of the press release is furnished as Exhibit 99.1 to this current report.

The Company also intends to post to the investor relations page of its corporate website a copy of the Company’s stockholder letter announcing financial results.  A copy of the stockholder letter is furnished as Exhibit 99.2 to this current report.

The information set forth under Item 2.02 and in the press release and stockholder letter attached hereto shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Sublease Agreement, dated February 8, 2021 between Quotient Technology Inc. and sPower, LLC.

99.1	Press Release, dated February 10, 2021.

99.2	Stockholder Letter, February 10, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quotient Technology Inc.

By:	/s/ Pamela Strayer
Pamela Strayer

Chief Financial Officer and Treasurer

Date: February 10, 2021